Copyright © 2018. Cue Biopharma Corporate Overview Nasdaq: CUE May 17th, 2018 Exhibit 99

Forward Looking Statement This press presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate,” “strategy,” “future,” “likely” or other comparable terms. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding anticipated results of our drug development efforts, including study results, our expectations regarding regulatory developments and expected future operating results. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, our limited operating history, limited cash and a history of losses; our ability to achieve profitability; our ability to secure required U.S. Food and Drug Administration (“FDA”) or other governmental approvals for our product candidates and the breadth of any approved indication; negative or inconclusive results from our clinical studies or serious and unexpected drug-related side effects or other safety issues experienced by participants in our clinical trials; delays and changes in regulatory requirements, policy and guidelines including potential delays in submitting required regulatory applications to the FDA; our reliance on licensors, collaborations and strategic alliances; our ability to obtain adequate financing to fund our business operations in the future; and the other risks and uncertainties described in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our most recently filed Annual Report on Form 10-K and any subsequently filed Quarterly Report(s) on Form 10-Q. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Cue Biopharma Investment Highlights Scalable business for rapidly generating a pipeline of precision, injectable biologics for selectively modulating T cells Immuno-STAT™ (Selective Targeting and Alteration of T cells) Platform: A modular protein engineering solution to immunotherapy Planned IND submission for lead immuno-oncology asset (CUE-101) in Q1 2019 Autoimmune partnership with Merck Ex vivo translational biology can lower clinical risk and increase speed to approval Potential for strategic partnering transactions Multiple significant value creating opportunities over next 18 months A next-generation immunotherapy company addressing oncology and autoimmune diseases

T Cells are Fundamental to a Healthy and Functional Immune System T cells are key for providing protective immunity against pathogens and tumors (beneficial for the host) or for driving self-reactive responses in autoimmune diseases (detrimental to the host) Antigen-presenting cells (APCs) display proteins called peptide major histocompatability complexes (pMHCs) T cells recognize pMHCs through a specialized cell surface receptor, the T cell receptor (TCR) APCs deliver signals to modulate T cell activity: Co-stimulatory for expansion to respond to threats Inhibitory to protect from attacks against self T cells interact directly with APCs to modulate diverse immune responses T Cell T Cell T Cell T Cell T Cell T Cell T Cell T Cell X Antigen-Presenting Cell (APC) Co-stimulatory Signal Peptide MHC Inhibitory Signal Peptide MHC T Cell Receptor (TCR) Activating Receptor Inhibiting Receptor

Selectively Modulating Disease-Associated T Cells Immuno-STATs™ direct the potency of co-stimulatory ligands to antigen-specific T cell populations Fc Immuno-STAT™ Framework MHC - peptide (TCR Targeting) Co-stimulatory ligand(s) (Activating/Inhibitory Signal) IgG1 Fc Domain (Stability/Manufacturability) Co-Stimulatory Ligands

T cell Modulation by Leveraging Specificity of T cell Receptors

Immuno-STATs™ bind to disease-associated T cells to modulate immune responses

- Immuno-STATs™ target TCRs on disease-associated T cells through their natural specific ligands: peptide-MHC (pMHC)
- Once the target TCR is bound, Immuno-STATs™ safely deliver potent immune activators to the T cell
- Activating signals stimulate T cells to proliferate, expand, and acquire effector function to kill cancer cells: IO-STAT™
- Inhibitory signals selectively ablate or downmodulate autoreactive T cells in autoimmune diseases: AI-STAT™


Activating Ligand
(e.g., IL-2)
IO-STAT™
T Cell
T Cell
T Cell
T Cell
T Cell
T Cell
Inhibitory Ligand
(e.g., PD-L1)
AI-STAT™
T Cell
T Cell

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Targeted Delivery of IL-2 to Disease Associated T Cells

Represents a potential breakthrough for selective delivery of IL-2 to disease relevant T cells


pMHC
Fc
2x vIL-2

CUE-100 Framework

- Interleukin-2 (IL-2) is a highly-potent, well-validated T cell activator shown to synergize with anti-PD-1
- **IL-2 domain of CUE-100 has been modified to bias binding to the CD8+ T cells of interest**
  - **Allowing the pMHC to guide binding: broad therapeutic window potential**
  - **Reducing binding to CD4+ Tregs: higher efficacy potential**
- Pre-clinical data supports targeting IL-2 to disease-associated T cell subsets enhances efficacy and significantly reduces dose-limiting toxicities

CUE BIOPHARMA

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CUE-101 is Exemplary Approach in Oncology

CUE-101 delivers IL-2 to direct T cells against HPV+ cancers


Fc
T cell targeting: HLA-A*-0201 / HPV E7 pMHC
Co-stimulatory Signal: 2x IL-2 variant

<u>Rationale</u>

- E7 protein is a tumor-specific driver of oncogenesis
  - Highly immunogenic epitope
- HPV+ cancers affect ~25,000 Americans annually
  - Extensive clinical characterization of IL-2 and
  - Clinical data from ACT (Adoptive Cellular Therapy) targeting same T cell population with significant clinical benefit[1]

[1]Stevanovic, S., et. al. Complete regression of metastatic cervical cancer after treatment with human papillomavirus-targeted tumor-infiltrating T cells. J Clin Oncol. 2015 May 10;33(14):1543-50.

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Validating Immuno-STATs™ Through Human Ex Vivo Assays A highly-efficient translational approach to drug discovery + Extract Blood from Patients Isolate T cells Add IO-STAT™ to T cells Assay Selective Activation and Expansion Drug candidates are screened against human blood samples for selective activation (or ablation) of disease associated T cells We believe the ability to rapidly assay activity of drug constructs on human T cells has potential to decrease costs, increase productivity and provide greater insights for clinical trial design

Expansion: CUE-101 Expands Human HPV-Specific T Cells from Blood Samples

CUE-101 expands HPV reactive CD 8+ T cells from HPV+ donor

Stimulation Schedule

Day 0
CUE-101
Stimulation
→
Day 9
CUE-101
Re-stimulation
→
Day 17
Analysis

Results



Day 0
Pre Stim
0.002%
Day 17
CUE-101, 100nM
0.086%
> 40X increase
Antigen Specific T cells
(HPV-E7 11-20 Tetramer)
CD8+ T cells

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Engagement: Targeting IL-2 to Specific T cells Supports an Attractive Therapeutic Window Monitoring pSTAT5 on human PBMC supports >100 fold EC50 window HPV E711-20 CD8+ (EC50 = 2.8 nM) Bulk PBMC CUE-101 Off-target binding does not appear to emerge until very high doses: well beyond the dose range of target T cells being activated Target T cell activation and proliferation

CUE-101 Activates Target T Cells into Cytotoxic "Killer" T Cells

CUE-101 treated HPV reactive human T cells show markers for cell killing ability


IFNγ/TNFα/GrzB = "Killer T cells"
No. Spot Forming Cells
400
300
200
100
0
0.01
0.1
1
10
100
[CUE Biologic] nM
CUE-101 (HPV)
(EC50 = 6.0 nM)
CUE-100 (CMV)


CUE-101
CUE-100 (CMV)
CUE dose
0.3 nM
1.0 nM
3.2 nM
10.0 nM
31.7 nM
100 nM
Media only
PMA/iono
IFNg
TNFa
GrzB

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Anti-tumor Efficacy in HPV-driven TC-1 Tumor Model with mCUE-101 Correlates with Increases in Target T cell Population Target T cell Population Vehicle mCUE-101 αPD-1 Combination 0/10 0/10 2/10 7/10

Previously Treated Mice Resist Tumor Re-challenge: Demonstrates Immunological Memory Complete responders re-challenged after two months: no additional therapy given

Using Patient Samples to Select and Stratify Patients Potentially Provides a Translational Approach to Clinical Trials + Extract Blood from Patients Isolate T cells Add IO-STAT™ to T cells Assay Selective Activation and Expansion Patient samples may be tested prior to treatment to select and stratify patient enrollment We believe the ability to rapidly assay activity of drug constructs on human T cells has potential to decrease costs, increase productivity and provide greater insights for clinical trial design

Ex Vivo Translational Studies Support Precision Medicine-Based Clinical Development CONFIDENTIAL & PROPRIETARY Leveraging Ex Vivo translational biology may lower clinical risk and increase speed to approval Phase I Phase II Phase III Phase I Phase II Ex Vivo Translational Dose Escalation Toxicity/Safety Statistical Analysis Refine Dose Survey Efficacy Pivotal Efficacy Comparison to Standard Registration Registration Define Dose Range Predictive Biomarkers Patient Stratification Refine Dose Toxicity/Safety Survey Efficacy Pivotal Efficacy Comparison to Standard Traditional Development Translational Development Phase I(b) Expanded Survey

Expanding the CUE-100 Series to New Indications A simple peptide swap enables previously-validated framework to target new indications Different antigens on validated framework create new drugs Rapidly validates additional disease indications and pipeline Leveraging ex vivo assays to identify epitopes for oncology portfolio expansion CUE-101 HLA A:02, IL-2, HPV-E7 CUE-102 HLA A:02, IL-2, TBD CUE-103 HLA A:02, IL-2, TBD CUE-100 Framework Peptide Epitopes +

Immuno-STAT™ Platform for Targeting Autoimmune Diseases Developing biologics to selectively ablate or inhibit disease-associated T cells Fc CUE MHC Class I Soluble pMHC I /II (CTL TCR Targeting) Co-Inhibitory/Regulatory CUE MHC Class II Directly depletes disease-associated cytolytic T cells (CTLs) recognizing self antigens can create focused holes in the immune system Inhibits disease-associated T cells via direct targeting of CD4 cells and generation of T-regulatory cells (Tregs)

Financial Summary and Capital Structure Initial Public Offering completed December 27, 2017 Issued 8,820,710 shares at a $7.50 Received approximately $62 million in net proceeds As of March 31, 2018: $280 million in market capitalization 20,130,766 common stock shares outstanding $53.1 million in cash Positive financial position to further development of the Immuno-STATTM Biologics platform and begin clinical studies

Potential Value Creating Activities for 2018-2019 Planned submission of IND for CUE-101 in Q1 2019 Continue development of pipeline Nomination of new CUE-100 Series assets CUE-102/103 Ongoing data from human clinical samples in ex vivo assays Further development and refinement of ex vivo assay capabilities to support pipeline and clinical development Achieve proof of mechanism/concept in Merck autoimmune program

Thank you Copyright © 2018. Cue Biopharma